                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)          July 12, 2000
                                                              -------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
               (As Successor to First National Bank of Commerce)
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            (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST NBC CREDIT CARD MASTER TRUST)

                                 United States
                                 -------------
                (State or other jurisdiction of incorporation)

          333-24023                                     51-0269396
      ------------------                                ----------
   (Commission File Number)              (IRS Employer Identification Number)




   201 North Walnut Street, Wilmington, Delaware                        19801
   --------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip Code)


               (302) 594-4117
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Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)

Item 7.    Financial Statements and Exhibits

           (c)   Exhibits.


        Exhibit No.        Document Description
        -----------        --------------------

         (20.1)            Monthly Servicer's Certificate, Series 1997-1

         (20.2)            Monthly Holders' Statement, Series 1997-1

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         First USA Bank, National Association, as Servicer, on behalf of FIRST NBC CREDIT CARD MASTER TRUST,




                         By:       /s/ Tracie H. Klein
                                --------------------------
                         Name:  Tracie H. Klein
                         Title: First Vice President



Date:  July 12, 2000
       -------------

                               INDEX TO EXHIBITS


Exhibit No.   Document Description                           Sequential Page No.
-----------   --------------------                           -------------------

    20.1      Monthly Servicer's Certificate, Series 1997-1          5

    20.2      Monthly Holders' Statement, Series 1997-1             10